AMENDED AND RESTATED

SCHEDULE A

DATED NOVEMBER 16, 2012

TO THE

INVESTMENT ADVISORY AGREEMENT DATED DECEMBER 30, 2010

BETWEEN

EQUINOX FUNDS TRUST AND EQUINOX FUND MANAGEMENT, LLC

Series of Equinox Funds Trust	Effective Date
Equinox Abraham Strategy Fund	August 8, 2011
Equinox Cantab Strategy Fund	August 8, 2011
Equinox Chesapeake Strategy Fund	August 8, 2011
Equinox Crabel Two Plus Strategy Fund	August 8, 2011
Equinox Eclipse Strategy Fund	August 8, 2011
Equinox John Locke Strategy Fund	August 8, 2011
Equinox Mesirow Strategy Fund	August 8, 2011
Equinox QCM Strategy Fund	August 8, 2011
Equinox QIM/WNTN Strategy Fund	August 8, 2011
Equinox Tiverton Strategy Fund	August 8, 2011
Equinox Campbell Strategy Fund	November 16, 2012

EQUINOX FUNDS TRUST

By:

/s/Robert J. Enck

Name:

Robert J. Enck

Title:

President

EQUINOX FUND MANAGEMENT, LLC

By:

/s/Robert J. Enck

Name:

Robert J. Enck

Title:

President & CEO

AMENDED AND RESTATED

SCHEDULE B

DATED NOVEMBER 16, 2012

TO THE

INVESTMENT ADVISORY AGREEMENT DATED DECEMBER 30, 2010

BETWEEN

EQUINOX FUNDS TRUST AND EQUINOX FUND MANAGEMENT, LLC

Investment Advisory Fee Schedule

Fund	Annual Fee as a Percentage of Fund’s Average Daily Net Assets	Effective Date
Equinox Abraham Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox Cantab Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox Chesapeake Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox Crabel Two Plus Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox Eclipse Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox John Locke Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox Mesirow Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox QCM Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox QIM/WNTN Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox Tiverton Strategy Fund	0.75% (75 basis points)	August 8, 2011
Equinox Campbell Strategy Fund	0.75% (75 basis points)	November 16, 2012

EQUINOX FUNDS TRUST

By:

/s/Robert J. Enck

Name:

Robert J. Enck

Title:

President

EQUINOX FUND MANAGEMENT, LLC

By:

/s/Robert J. Enck

Name:

Robert J. Enck

Title:

President & CEO